Taxes	12 Months Ended
Dec. 31, 2020
Taxes
Taxes

NOTE G. TAXES

($ in millions)
For the year ended December 31:	2020	2019	2018
Income/(loss) from continuing operations before income taxes
U.S. operations	$(1,726)	$(315)	$627
Non-U.S. operations	6,363	10,481	10,715
Total income from continuing operations before income taxes	$4,637	$10,166	$11,342

The income from continuing operations provision for/(benefit from) income taxes by geographic operations was as follows:

($ in millions)
For the year ended December 31:	2020	2019	2018
U.S. operations	$2,004	$(408)	$1,199
Non-U.S. operations	(2,868)	1,139	1,420
Total continuing operations provision for/(benefit from) income taxes	$(864)	$731	$2,619

The components of the income from continuing operations provision for/(benefit from) income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2020	2019	2018
U.S. federal
Current	$315	$331	$(342)
Deferred	1,177	(839)	1,377
	$1,492	$(508)	$1,035
U.S. state and local
Current	$316	$(85)	$127
Deferred	(315)	(82)	(292)
	$1	$(167)	$(165)
Non-U.S.
Current	$1,827	$1,829	$2,135
Deferred	(4,184)	(423)	(386)
	$(2,357)	$1,406	$1,749
Total continuing operations provision for/(benefit from) income taxes	$(864)	$731	$2,619
Discontinued operations provision for/(benefit from) income taxes	(13)	(1)	2
Provision for social security, real estate, personal property and other taxes	3,199	3,304	3,322
Total taxes included in net income	$2,322	$4,034	$5,943

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2020	2019	2018
Statutory rate	21%	21%	21%
Enactment of U.S. tax reform	—	1	18
Tax differential on foreign income	(15)	(11)	(9)
Intra-entity IP sale	(20)	—	—
Domestic incentives	(4)	(2)	(3)
State and local	0	(1)	(1)
Other	(1)	(1)	(3)
Effective rate	(19)%	7%	23%

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

The continuing operations effective rate for 2020 was (18.6) percent compared to 7.2 percent in 2019. The decrease in the effective tax rate was primarily driven by an intra-entity sale of certain of the company’s intellectual property which required the recognition of a $3.4 billion deferred tax asset. The recognition of this non-U.S. deferred tax asset and its related GILTI impacts in the U.S. resulted in a net tax benefit of $0.9 billion in the first quarter of 2020. In addition, a change in foreign tax law resulted in a $0.2 billion tax benefit in the current year.

On December 22, 2017, the U.S. Tax Cuts and Jobs Act was enacted. U.S. tax reform introduced many changes, including lowering the U.S. corporate tax rate to 21 percent, changes in incentives, provisions to prevent U.S. base erosion and significant changes in the taxation of international income, including provisions which allow for the repatriation of foreign earnings without U.S. tax. The enactment of U.S. tax reform resulted in charges to tax expense of $0.1 billion and $2.0 billion for the years ended December 31, 2019 and 2018, respectively. In 2020, there was no impact from the enactment of U.S. tax reform. In 2018, the charge was primarily attributable to the company’s election to include GILTI in measuring deferred taxes, plus refinements to the one-time U.S. transition tax and foreign tax costs on undistributed foreign earnings. The charge in 2019 was related to additional tax reform guidance issued by the U.S. Treasury in January 2019.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2020 effective tax rate.

Deferred Tax Assets

($ in millions)
At December 31:	2020		2019
Retirement benefits	$3,946		$3,766
Leases	1,525		1,729
Share-based and other compensation	616		637
Domestic tax loss/credit carryforwards	1,746		1,259
Deferred income	712		600
Foreign tax loss/credit carryforwards	818		836
Bad debt, inventory and warranty reserves	361		298
Depreciation	308		253
Hedging losses	576		—
Restructuring charges	302		138	**
Accruals	483		368
Intangible assets	3,540	*	592
Capitalized research and development	1,387		722
Other	1,441		1,300
Gross deferred tax assets	17,761		12,498
Less: valuation allowance	850		608
Net deferred tax assets	$16,911		$11,890

*

Deferred Tax Liabilities

($ in millions)
At December 31:	2020		2019
Goodwill and intangible assets	$2,679		$3,111
GILTI deferred taxes	4,365	*	1,908
Leases and right-of-use assets	1,908		2,216
Depreciation	709		728
Retirement benefits	1,221		1,002
Software development costs	1,007		1,075
Deferred transition costs	205		233
Undistributed foreign earnings	307		725
Other	741		940
Gross deferred tax liabilities	$13,142		$11,938

* The increase in the balance was primarily due to an intra-entity sale of intellectual property in the first quarter of 2020.

** Previously included in Other.

For financial reporting purposes, the company had foreign and domestic loss carryforwards, the tax effect of which was $661 million, including a tax only capital loss in a subsidiary, as well as foreign and domestic credit carryforwards of $1,903 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2020, 2019 and 2018 were $850 million, $608 million and $915 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2020 increased by $1,422 million in 2020 to $8,568 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)
	2020	2019	2018
Balance at January 1	$7,146	$6,759	$7,031
Additions based on tax positions related to the current year	1,690	816	394
Additions for tax positions of prior years	159	779	1,201
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(408)	(922)	(1,686)
Settlements	(19)	(286)	(181)
Balance at December 31	$8,568	$7,146	$6,759

The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to non-U.S. tax matters, including transfer pricing, as well as U.S. federal and state tax matters, credits and incentives. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to U.S. federal and state tax matters, non-U.S. audits and impacts due to lapse of statute of limitations.

The unrecognized tax benefits at December 31, 2020 of $8,568 million can be reduced by $574 million associated with timing adjustments, U.S. tax credits, potential transfer pricing adjustments and state income taxes. The net amount of $7,994 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2019 and 2018 were $6,562 million and $6,041 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2020, the company recognized $117 million in interest expense and penalties; in 2019, the company recognized $13 million in interest expense and penalties; and, in 2018, the company recognized a net benefit of $14 million in interest expense and penalties. The company had $843 million for the payment of interest and penalties accrued at December 31, 2020, and had $819 million accrued at December 31, 2019.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with the anticipated resolution of the company’s U.S. income tax audit for 2015 and 2016, as well as various non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2020 could be reduced by $368 million.

During the fourth quarter of 2020, the U.S. Internal Revenue Service (IRS) concluded its examination of the company’s U.S. income tax returns for 2013 and 2014, which had a specific focus on certain cross-border transactions that occurred in 2013 and issued a final Revenue Agent’s Report (RAR). The IRS’ proposed adjustments relative to these cross-border transactions, if sustained, would result in additional taxable income of approximately $4.5 billion. The company strongly disagrees with the IRS on these specific matters and intends to protest the proposed adjustments through the IRS Appeals Office and U.S. courts, if necessary. The company believes it has appropriately accounted for all of its uncertain tax positions. In the third quarter of 2018, the IRS commenced its audit of the company’s U.S. tax returns for 2015 and 2016. The company anticipates that this audit will be completed in 2021. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2015. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2020, the company had recorded $742 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits are always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

Within consolidated retained earnings at December 31, 2020 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2020, the company had a deferred tax liability of $307 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $980 million and other outside basis differences in foreign subsidiaries were indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences was not practicable.